Exhibit 99.1

Q3 2006 Earnings Conference Call November 2, 2006

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, and the ability to utilize such credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; litigation and related appeals and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2005 Form 10-K, and the 2006 quarterly reports on Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Form 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these forms from the SEC by calling 1-800-SEC-0330.

Participants Dave Meador Executive Vice President and Chief Financial Officer Nick Khouri Vice President and Treasurer Peter Oleksiak Corporate Controller

Year-to-Date Summary and Accomplishments Continued solid overall utility results Non-utility results Strong results in our Fuel Transportation & Marketing segment Lower prompt gas prices impacting Unconventional Gas in Q3 Power & Industrial Projects impacted by partial phase out of Biomass tax credits in Q3 Synfuel production restarted in September Operating earnings* guidance (excluding synfuels) of $2.42-2.53 Performance Excellence Process implementation To date ~400 employees accepted voluntary separation offers We remain on track to generate $50-100M of savings in 2006 for customers and shareholders Utility growth investments $152M of year-to-date environmental expenditures at Detroit Edison; program proceeding as planned Inspected 175 total miles of gas pipeline year-to-date * Reconciliation to GAAP reported earnings included in the appendix

Year-to-Date Summary and Accomplishments (cont.) Power & Industrial Projects $57M invested year-to-date, targeted ROIC of 8-15% Entered into contract to sell excess coke battery gas Executed agreement to purchase power generation and compressed air system at auto manufacturing facility Closed Pulverized Coal Injection with steel company Entered into purchase power agreement for one of our Michigan peaking plants Expanded energy operations at Chrysler Toledo North assembly plant Unconventional Gas Production $138M invested year-to-date, targeted ROIC of 15-20% 39 new production Barnett wells in 2006 Year-to-date Barnett production rate increase of 375% Acquired 15,000 additional Barnett acres year-to-date Fuel Transportation & Marketing $55M invested year-to-date, targeted ROIC of 10-20% Continued construction of 5M ton per year coal terminal in Chicago Added 15 Bcf of working gas storage capacity in Michigan

Actions to Address Underperforming Businesses River Rouge (Power Generation) $27M after-tax impairment 240 MW 2006 projected earnings ($5M) Crete (Power Generation) $20M after-tax impairment 160 MW 2006 projected earnings ($2M) PepTec (Waste Coal Recovery) $13M after-tax impairment 2006 projected earnings ($4M) Biomass (Landfill Gas) $2M after-tax impairment We have initiated a strategic review which will be presented at EEI As a result, $62M of impairments have been made within the Power & Industrial Projects segment in 2006 and are excluded from operating earnings We intend to address remaining power generation assets in Q4 2006 In total, these actions will help create visibility to strong business lines and will eliminate losses going forward 2006 Impairments

Q3 2006 Operating Earnings Operating Earnings per Share* Detroit Edison $0.82 Unconventional Gas Production $0.01 Non-Utility $0.73 Fuel Transportation and Marketing $0.42 Corporate & Other ($0.06) MichCon** ($0.05) $1.44 Power and Industrial Projects $0.02 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Synfuels $0.28 $1.16 Excluding Synfuels Includes Biomass & Power Generation losses of ($0.02)

DTE Energy Operating Earnings Q3 2005 vs. Q3 2006 2005 excl synfuel DECO MichCOn PIP UGP FTM Corp & Other Synfuels 5 5 53 63 66 66 252 252 48 10 3 0 205 18 2 253 Operating Earnings Variance* ($ millions) Q3 2005 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Corporate & Other Unconventional Gas Production Q3 2006 Operating Earnings Fuel Transportation & Marketing $2 $0 $205 $3 $10 $48 $5 * Reconciliation to GAAP reported earnings included in the appendix $255 ($18) Synfuel Driven by unrealized losses and realized gains at Energy Trading

Detroit Edison Operating Earnings Q3 2005 vs. Q3 2006 Variance 2005 Residential Rate Cap Choice 2005 Under Recovery Weather Other Margin Reg Def 2006 97 97 125 151 167 153 149 146 28 26 41 25 14 4 Operating Earnings Variance* ($ millions) Q3 2005 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix $97 Q3 2006 Operating Earnings Increased revenue due to the expiration of residential rate caps on January 1, 2006 Lower choice volumes driven by higher market prices and impacts from the rate restructuring order 534 GWh in Q3 2006 1,697 GWh in Q3 2005 Milder weather 640 cooling degree days in Q3 2006 775 cooling degree days in Q3 2005 $145 Weather Residential Rate Cap Choice Impacts Other Margin Other / Taxes $41 $26 $28 ($17) ($5) 2005 Residential Under Recovery ($25) Up 49%

MichCon Operating Earnings Q3 2005 vs. Q3 2006 Variance Operating Earnings Variance* ($ millions) Due to seasonality, natural gas LDCs generally generate losses in Q3 Improved weather 148 Heating Degree Days in Q3 2006 58 Heating Degree Days in Q3 2005 Higher storage margins as we continue to optimize storage capacity O&M improvements primarily driven by lower A&G expense 2005 Gas Markets Other 2006 -18 -8 -16 -14 -8 -2 -2 -6 ($18) O&M/Other Weather $2 $2 ($8) Q3 2005 Operating Earnings Q3 2006 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix $6 Improved Storage Margins Up 55%

1 Q3 2005 Q3 2006 (2) Non-Utility Operating Earnings Q3 2005 vs. Q3 2006 Operating Earnings* ($ millions) * Where reported earnings differ from operating earnings a reconciliation to GAAP reported earnings included in the appendix Power & Industrial Projects Incremental contribution from Barnett production offset by lower gas prices Unconventional Gas Production $5M gain on sale of asset in Q3 2005 Higher storage margins in Q3 2006 Fuel Transportation & Marketing Increased coke production offset by Biomass tax credit phase out Synfuels - see next slide for additional details Synfuels - Power Generation Biomass All other business lines ($2) ($2) Energy Trading Operating Earnings* ($159) Q3 2005 Q3 2006 ($55) - Unrealized mark-to-market losses Realized gains O&M/Other 27 130 Operating Earnings* ($140) $66 (8) (9) 0 6 ($1) $2 11

Q3 2006 Synfuel Earnings ($ millions) Synfuel Q3 2005 vs. Q3 2006 Variance Production was halted on May 12, 2006 and resumed throughout September and October 2006, resulting in less year-over-year production Given the recent decline in oil prices and resumption of synfuel production, a portion of the YTD reserves were reversed during Q3 However, due to the lack of certainty around the ultimate value of the tax credits in 2006 and 2007, a significant portion of synfuel-related receivables and gains remain reserved Note: Additional details are included in the appendix * Reconciliation to GAAP reported earnings included in the appendix

Net Production Rate (mmcf/day) 0 19 Gross Producing Wells 5 104 10/15/06 1/1/05 Reserves (Bcfe) Probable Reserves Proven Reserves 8 16 120 59 179 8 12/31/2005 1/1/2005 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 49 49 73 18 91 12/31/05 1/1/05 Barnett Shale Operating Metrics 65 12/31/05 10/15/06 1/1/05 12/31/05 4 62 14 10/15/06 76 Production has increased substantially in 2006 Recently completed wells have increased production to 19 mmcfd Target 4+ Bcf net for 2006 5-10 mmcfd awaiting completion. Pipeline connections expected to come on line by year end Through Q3 we entered into a series of cash flow hedges Net Income below forecast due to lower than anticipated gas prices Progress being made on proving southern acreage First production in Bosque County on line Currently have one test well drilling in new area and 1-2 additional new area wells planned in 2006 Unconventional Gas: 2006 Barnett Shale Progress

2006 Guidance DTE Energy Operating Earnings* Excluding Synfuels ($ millions) 2006 Previous Guidance 2006 Revised Guidance Overall operating earnings guidance has been revised to reflect: Choice impacts and warmer than normal weather partially offset by rate reduction from show cause settlement at Detroit Edison Milder weather and conservation at MichCon partially offset by strong gas storage margins Tax credit phase out and restructuring impacts adversely impacting Biomass business in Power & Industrial Projects segment Lower prompt gas prices at Unconventional Gas Production Higher realized and unrealized results at Energy Trading Tax benefits and lower interest expense at the holding company Synfuels - Assuming current oil price projections * Reconciliation to GAAP reported earnings included in the appendix Memo: Synfuels $0.53-0.65

Year-to-Date Cash Flow and Capital Expenditures ($ millions) * Accounted for as 'investing activity' on statement of cash flows YTD 9/30/2005 DTE Energy Cash Flow ($ millions) DTE Energy Capital Expenditures YTD 9/30/2006 YTD 9/30/2005 YTD 9/30/2006

Balance Sheet Metrics DTE Energy Funds from Operations/Debt 18.8 21.6 23 DTE Energy Leverage* Q3 2006 * Excludes securitization debt and MichCon short term borrowings 17.4% Q3 2005 24.9% 52.2 52.9 23 Q3 2006 53.9% Q3 2005 52.1%

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 5-6% per year while driving a customer focused investment program Our non-utility businesses have opportunities to grow earnings and increase cash flow The balance sheet is stable and we have sufficient flexibility to execute our plan The dividend yield is attractive, and as the payout ratio decreases, we are open to considering a dividend increase

Upcoming Events EEI Financial Conference DTE Energy Management will present on November 7 at 1:30PM (EST) Presentation will focus on potential strategic options for the non-utility businesses 2007 Earnings Guidance Planned for December

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Oil Price / Synfuel Key Statistics Estimated Phase Out Bands Avg. Price Actual & Forward Lower Band Upper Band $62.25 $66.25 $76.25 Lower Band Upper Band $62.00 $66.00 $76.25 2006 2007 $ Price per barrel - Through 10/31/06 Avg. Forward Price

Increasing Investment in our Businesses 2006 Estimated Capital Expenditures ($ millions) * Includes maintenance and growth expenditures 2006 Estimated Cash Flow ($ millions)

2006 Synfuel Operating Earnings * Reconciliation to GAAP reported earnings included in this appendix ($ millions, after-tax)*

Reconciliation of Synfuel Reported Earnings to Operating Earnings ($ millions, after-tax) Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Power & Industrial Projects Reported Earnings to Operating Earnings ($ millions, after-tax) Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Q3 2006

Non-Utility Earnings Variance Operating Earnings* ($ millions) NOTE: Reconciliation to GAAP reported earnings included in this appendix

Performance Excellence Process Cost to Achieve (CTA) Accounting As part of the Show Cause Settlement, Detroit Edison received MPSC approval to defer costs associated with the Performance Excellence Process. This accounting method more appropriately matches PEP costs with future savings. Costs are amortized over a 10 year period following the year in which they are incurred 2006 YTD September CTA impacts on Detroit Edison Reported Earnings. CTA impacts are excluded from Operating Earnings ($ millions)

Reconciliation of Q3 2006 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q3 2006 Reported Earnings per Share to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q3 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Year-to-Date 2006 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Year-to-Date 2005 Reported Earnings to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of FY 2005 Reported Earnings to Operating Earnings $345 Utility Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations

Reconciliations In this presentation, DTE Energy provides 2006 guidance for operating earnings, non-utility operating earnings and non-utility operating earnings in areas of expected future capital investment. It is likely that certain items that impact the company's 2006 reported results will be excluded from operating results. A reconciliation to the comparable 2006 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items such as 2007 oil hedging costs, Performance Excellence Process restructuring charges and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 2006 Reported Earnings to Operating Earnings Throughout this presentation there are references to operating earnings, operating earnings in areas of expected future investment and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010